SECURITIES AND EXCHANGE COMMISSSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) SEPTEMBER 9, 1998
                                                       -----------------


                         FRANKLIN ELECTRIC CO., INC.
                         ---------------------------

            (Exact name of registrant as specified in its charter)


          Indiana                  0-362                  35-0827455
          -------                  -----                  ----------
(State or other jurisdiction    (Commission            (I.R.S. Employer
    of incorporation)            File Number)           Identification No.)


        400 East Spring Street
          Bluffton, Indiana                              46714
          -----------------                              -----
(Address of Principal Executive Offices)               (Zip Code)


                                (219) 824-2900
                                --------------
             (Registrant's telephone number, including area code)






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

ITEM 5. OTHER EVENTS.
---------------------

     On September 9, 1998, the Company completed the repurchase of 69,700 shares of its common stock at $63.125 per share. These shares were purchased in an open market block purchase pursuant to the stock repurchase program authorized by the Company's Board of Directors.

     In addition to the above repurchase, the Company repurchased, in the open market, a total of 9,600 shares of its common stock for $0.6 million during the period from August 4, 1998 to September 9, 1998. All repurchased shares were retired.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Franklin Electric Co., Inc.
                                    ---------------------------
                                           (Registrant)




Date   September 9, 1998        By   /s/ Jess B. Ford
     -----------------------        ---------------------------
                                           (Signature)
                                      Jess B. Ford
                                      Senior Vice President and
                                      Chief Financial Officer






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